Exhibit 99.2

Quarterly Financial Supplement

FOR THE QUARTER ENDED SEPTEMBER 30, 2015

ddr

Think Retail. Create Value.

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 9

Asset Summary
Portfolio Summary	10
Portfolio Detail	11
Leasing Summary	12
Top 50 Tenants	13
Top 50 Assets by ABR at DDR Share	14

Investments
Transactions	15
Developments/Redevelopments	16

Joint Ventures
Summary	17
Income Statement	18
Balance Sheet	19

Balance Sheet Summary
Capital Structure	20
Debt/EBITDA	21
Debt Summary	22
Consolidated Debt Detail	23 - 25
Unconsolidated Debt Detail	26 - 27

Analyst Information and Reporting Policies
Analyst Coverage	28
Notable Policies	29 - 30

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three months ended September 30, 2015. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 6.9% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $0.31

FOR THE QUARTER ENDED SEPTEMBER 30, 2015

BEACHWOOD, OHIO, October 27, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the third quarter ended September 30, 2015.

Financial Highlights

•	Third quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $7.3 million to $113.5 million, or $0.31 per diluted share, compared to $106.2 million, or $0.29 per diluted share, for the prior-year comparable period.

•	Third quarter net income attributable to common shareholders was $54.0 million, or $0.15 per diluted share, compared to net income of $63.0 million, or $0.17 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.2% on a pro rata basis

•	Executed 382 new leases and renewals for 2.9 million square feet

•	Increased the annualized base rent per occupied square foot by 4.0% on a pro rata basis to $14.54 at September 30, 2015 from $13.98 at September 30, 2014

•	Generated new leasing spreads of 12.3% and renewal leasing spreads of 7.1%, both on a pro rata basis

•	The portfolio leased rate was 95.8% at September 30, 2015 and June 30, 2015 on a pro rata basis

•	Sold 21 assets totaling $145 million at DDR’s share

•	In October 2015, issued $400 million of 4.25% senior unsecured notes due February 2026

•	In October 2015, called for redemption $350 million of senior convertible notes

“I am proud to report another strong and consistent quarter of same store NOI and earnings growth as our high quality portfolio and the efforts of our team continue to produce impressive results,” commented David J. Oakes, president and chief executive officer of DDR.

2015 Guidance

•	The Company is revising its 2015 guidance for Operating FFO to a range of $1.21 to $1.24 per diluted share from a range of $1.20 to $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months ended September 30, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 378 value-oriented shopping centers representing 116 million square feet in 41 states and Puerto Rico. The Company’s portfolio is comprised primarily of large-format power centers located in top markets across the United States, and is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, October 28, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.249.1119 (domestic) or 412.542.4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	3Q15	3Q14	9M15	9M14
Revenues:
Minimum rents (1)	$180,523	$171,893	$540,583	$507,475
Percentage rent	835	507	3,592	2,772
Recoveries	61,915	58,116	188,016	171,947
Ancillary income	4,646	6,326	13,513	18,465
Other revenues (2)	968	919	2,866	4,552

	248,887	237,761	748,570	705,211
Expenses (3):
Operating and maintenance	35,963	36,404	110,718	106,982
Real estate taxes	37,385	34,981	112,811	104,042

	73,348	71,385	223,529	211,024

Net operating income	175,539	166,376	525,041	494,187

Other income (expense):
Fee income	8,248	7,594	24,713	23,696
Interest income	7,331	2,652	21,703	8,938
Interest expense (4)	(58,217)	(56,774)	(182,524)	(176,106)
Depreciation and amortization	(97,155)	(97,270)	(299,470)	(296,093)
General and administrative (5)	(17,596)	(19,540)	(55,462)	(58,878)
Other income (expense), net (6)	(240)	(2,758)	(1,300)	(11,041)
Impairment charges (7)	0	(1,448)	(279,021)	(18,119)

Income (loss) before earnings from equity method investments and other items	17,910	(1,168)	(246,320)	(33,416)
Equity in net income of joint ventures	648	3,620	2,351	10,241
Impairment of joint venture investments	0	0	0	(9,100)
Gain on sale and change in control of interests, net	0	3,984	7,772	87,814
Income from discontinued operations (8)	0	57,569	0	67,926
Tax (expense) benefit	(528)	214	(6,001)	(1,113)
Gain on disposition of real estate, net of tax	41,793	2,262	78,154	2,645

Net income (loss)	59,823	66,481	(164,044)	124,997
Non-controlling interests (9)	(268)	2,125	(1,590)	2,985

Net income (loss) attributable to DDR	59,555	68,606	(165,634)	127,982
Write-off of preferred share original issuance costs	0	0	0	(1,943)
Preferred dividends	(5,594)	(5,594)	(16,781)	(18,460)

Net income (loss) attributable to Common Shareholders	53,961	63,012	(182,415)	107,579

FFO:
Net income (loss) attributable to common shareholders	53,961	63,012	(182,415)	107,579
Depreciation and amortization of real estate investments	95,159	99,542	293,265	304,286
Equity in net income of joint ventures	(648)	(3,620)	(2,351)	(10,241)
Joint ventures’ FFO	6,595	8,387	21,114	24,507
Non-controlling interests (OP units)	69	223	566	509
Impairment of depreciable real estate	0	365	179,748	11,856
Gain on disposition of depreciable real estate, net	(41,734)	(57,105)	(78,282)	(159,753)

FFO attributable to Common Shareholders	113,402	110,804	231,645	278,743
Non-operating items, net (10)	136	(4,589)	100,423	29,445

Operating FFO	$113,538	$106,215	$332,068	$308,188

FFO per share – Diluted (11)	$0.31	$0.31	$0.64	$0.77
Operating FFO per share – Diluted (11)	$0.31	$0.29	$0.91	$0.85

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	3Q15	4Q14
Assets:
Land	$2,187,720	$2,208,468
Buildings	6,931,911	7,087,040
Fixtures and tenant improvements	709,548	645,035

	9,829,179	9,940,543
Less: Accumulated depreciation	(2,038,635)	(1,909,585)

	7,790,544	8,030,958
Construction in progress and land	326,196	395,242

Real estate, net	8,116,740	8,426,200

Investments in and advances to joint ventures	393,520	414,848
Cash	21,040	20,937
Restricted cash	41,920	11,375
Notes receivable, net	47,430	56,245
Receivables, including straight-line rent, net	131,209	132,661
Other assets, net (12)	403,620	479,629

Total Assets	9,155,479	9,541,895

Liabilities and Equity:
Revolving credit facilities	395,000	29,009
Unsecured debt	3,118,656	2,765,893
Unsecured term loan	300,000	350,000
Mortgage and other secured debt	1,409,921	2,089,805

	5,223,577	5,234,707
Dividends payable	68,059	61,468
Other liabilities (13)	425,507	448,192

Total Liabilities	5,717,143	5,744,367

Preferred shares	350,000	350,000
Common shares	36,223	36,071
Paid-in-capital	5,467,413	5,438,778
Accumulated distributions in excess of net income	(2,416,655)	(2,047,212)
Deferred compensation obligation	15,516	16,609
Accumulated other comprehensive income	(6,662)	(7,352)
Less: Common shares in treasury at cost	(16,039)	(16,646)
Non-controlling interests	8,540	27,280

Total Equity	3,438,336	3,797,528

Total Liabilities and Equity	$9,155,479	$9,541,895

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	3Q15	3Q14	9M15	9M14
Revenues:
Minimum rents	$95,218	$78,647	$297,392	$260,122
Percentage rent	383	318	1,325	1,051
Recoveries	28,772	21,469	90,234	64,661
Other revenues	2,325	7,900	8,413	31,141

	126,698	108,334	397,364	356,975
Expenses:
Operating and maintenance	30,558	22,287	94,213	84,032
Real estate taxes	17,118	12,596	52,859	37,852

	47,676	34,883	147,072	121,884

Net operating income	79,022	73,451	250,292	235,091

Other income (expense):
Interest expense	(33,202)	(37,667)	(107,698)	(129,514)
Depreciation and amortization	(49,949)	(31,435)	(158,168)	(107,165)
Impairment charges	0	0	(448)	(600)
Tax expense	0	0	0	(6,565)
Other income (expense), net	(589)	(173)	(1,173)	(2,964)

	(83,740)	(69,275)	(267,487)	(246,808)
(Loss) income from continuing operations	(4,718)	4,176	(17,195)	(11,717)
Loss from discontinued operations	0	(12,906)	0	(17,090)
Gain on disposition of discontinued operations, net	0	4,713	0	28,224
(Loss) gain on disposition of real estate, net	(2,626)	3,833	(4,197)	3,833
Non-controlling interests	0	0	0	(2,023)

Net (loss) income attributable to unconsolidated joint ventures	(7,344)	(184)	(21,392)	1,227
Depreciation and amortization of real estate investments	49,949	35,574	158,168	118,020
Impairment of depreciable real estate	0	11,093	448	11,693
Loss (gain) on disposition of depreciable real estate, net	2,626	(8,546)	4,197	(31,965)

FFO	45,231	37,937	141,421	98,975
FFO at DDR’s ownership interests	6,595	8,387	21,114	24,507
Operating FFO at DDR’s ownership interests	6,639	8,387	21,162	24,643

Net income at DDR’s ownership interests	336	3,316	1,406	9,483
Basis differences	312	304	945	758

Equity in net income of joint ventures	$648	$3,620	$2,351	$10,241

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Period End
	3Q15	4Q14
Assets:
Land	$1,319,519	$1,439,849
Buildings	3,457,212	3,854,585
Fixtures and tenant improvements	183,108	200,696

	4,959,839	5,495,130
Less: Accumulated depreciation	(799,161)	(773,256)

	4,160,678	4,721,874
Land held for development and construction in progress	52,215	55,698

Real estate, net	4,212,893	4,777,572
Cash and restricted cash	62,751	100,812
Receivables, including straight-line rent, net	52,903	80,508
Other assets, net	299,625	394,751

Total Assets	4,628,172	5,353,643

Liabilities and Equity:
Mortgage debt	3,116,584	3,552,764
Notes and accrued interest payable to DDR	2,926	144,831
Other liabilities	198,804	276,998

Total Liabilities	3,318,314	3,974,593

Redeemable preferred equity	310,763	305,310
Accumulated equity	999,095	1,073,740

Total Liabilities and Equity	$4,628,172	$5,353,643

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q15	3Q14	9M15	9M14

(1)	Minimum rents:
	Straight-line rent, net	$1.6	$1.5	$3.8	$4.0
	Below-market rent, net	1.0	0.3	2.2	0.8
	Ground lease revenue	9.5	8.5	27.9	24.5

(2)	Other revenues:
	Lease termination fees	0.7	0.7	2.3	4.1
	Other miscellaneous	0.3	0.2	0.6	0.5

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(67.7)	(64.0)	(206.2)	(189.3)
	Non-recoverable expenses (2014 excludes sold assets)	(5.6)	(7.4)	(17.3)	(21.7)
	Straight-line ground rent expense	(0.1)	(0.2)	(0.4)	(0.8)
	Expensed costs of suspended developments	(0.1)	(0.1)	(0.4)	(0.8)

(4)	Non-cash interest expense:
	Convertible debt accretion	(3.0)	(2.9)	(8.9)	(8.5)
	Debt fair value amortization	3.0	4.1	12.7	12.5
	Loan cost amortization	(2.4)	(3.1)	(7.3)	(9.5)
	Interest expense (capitalized)	1.9	2.7	5.1	6.6

(5)	General and administrative expenses:
	Executive separation charges	(0.0)	(0.0)	(2.3)	(0.0)
	Stock compensation expenses	(1.5)	(1.9)	(5.2)	(5.8)
	Internal leasing expenses	(1.8)	(1.7)	(5.5)	(5.6)
	Construction administrative costs (capitalized)	2.3	2.5	7.0	7.3

(6)	Other income (expense):
	Transactions and other, net	(0.2)	(1.6)	(0.4)	(8.8)
	Litigation expenses	(0.0)	(1.2)	(0.0)	(2.2)
	Debt extinguishment, net	(0.0)	(0.0)	(0.9)	(0.0)

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(0.4)	(179.7)	(11.9)
	Land previously held for development	(0.0)	(1.4)	(99.3)	(15.1)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q15	3Q14	9M15	9M14

(8)	Discontinued operations:
	Revenues	n/a	$10.8	n/a	$36.4
	Expenses	n/a	(5.4)	n/a	(19.0)
	Impairments	n/a	(0.4)	n/a	(8.9)
	Depreciation	n/a	(4.5)	n/a	(14.9)
	Gain on disposition of real estate, net	n/a	57.1	n/a	74.3

	Net income	n/a	57.6	n/a	67.9

	Note: Presented for 2014 only as DDR adopted the new accounting guidance on January 1, 2015, which changed the definition for reporting.

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.2)	2.3	(1.2)	1.9
	Operating FFO attributable to non-controlling interests	(0.2)	(0.3)	(0.8)	(0.7)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	1.4	99.3	24.2
	Executive separation charges	0.0	0.0	2.3	0.0
	Transaction, debt extinguishment, litigation, other, net	0.1	2.8	1.6	12.1
	Joint ventures – transaction, currency, other	0.0	0.0	0.0	0.1
	Non-cash gain on sale and change in control of interests, net	0.0	(4.0)	(7.8)	(4.0)
	Tax expense (primarily Puerto Rico restructuring)	0.0	0.0	4.4	0.0
	(Gain) loss on sale of non-depreciable real estate, net	0.0	(4.8)	0.6	(4.9)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	0.0	1.9

		0.1	(4.6)	100.4	29.4

(11)	Outstanding per share information:
	Common shares (at quarter end)	362.1	360.2	362.1	360.2
	OP units (at quarter end)	0.4	1.4	0.4	1.4

	Total shares and units (at quarter end)	362.5	361.6	362.5	361.6
	Weighted average shares and units – Basic – EPS	361.1	358.0	360.3	357.8
	Assumed conversion of dilutive securities	2.5	0.5	0.0	0.5

	Weighted average shares and units – Diluted – EPS	363.6	358.5	360.3	358.3
	Weighted average shares and units – Basic – FFO & OFFO	362.5	361.0	362.4	360.2
	Assumed conversion of dilutive securities	0.4	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	362.9	361.5	362.9	360.7
	Earnings per common share – Basic & Diluted	$0.15	$0.17	$(0.51)	$0.30
	FFO per share – Basic & Diluted	$0.31	$0.31	$0.64	$0.77
	Operating FFO per share – Diluted	$0.31	$0.29	$0.91	$0.85
	Common stock dividends declared, per share	$0.1725	$0.155	$0.5175	$0.465

(12)	Intangible assets, net (at quarter and year end)			323.1	389.2

(13)	Below-market leases, net (at quarter and year end)			146.0	139.3

DDR Corp.

Financial Statements: Footnotes

	3Q15	3Q14	9M15	9M14

Additional financial information

Capital expenditures (DDR share):
Retenanting	$13.4	$9.8	$36.1	$30.5
Maintenance – total	7.4	6.0	13.3	9.2
Maintenance PSF of owned GLA – non reimbursable			0.09	0.10

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at quarter end)			26.0
Cost basis of headquarters (non-income producing at quarter end)			40.0

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

		At 100%				At DDR Share
Portfolio Metrics
Operating Centers		378				378
Owned GLA		77.7				53.5
Ground Lease GLA		6.6				4.9
Additional Unowned		31.4				31.4
Base Rent PSF		$14.23				$14.54
Leased Rate		95.5%				95.8%
Commenced Rate		93.7%				94.2%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	3Q15	3Q14	Change		3Q15	3Q14	Change
Same Store Leased Rate	96.0%	95.9%	0.1%		96.3%	96.2%	0.1%
Revenues:
Base Rents	$216.7	$211.8	2.3%		$170.5	$166.4	2.5%
Recoveries	72.5	70.1	3.4%		59.2	57.2	3.4%
Other	5.0	5.1	(2.4)%		4.1	4.2	(2.3)%

	294.2	287.0	2.5%		233.8	227.8	2.6%
Expenses:
Operating	(39.4)	(39.5)	(0.2)%		(31.1)	(31.0)	0.4%
Real Estate Taxes	(41.6)	(40.8)	2.1%		(33.9)	(33.3)	1.8%

	(81.1)	(80.3)	1.0%		(65.0)	(64.2)	1.2%

Same Store NOI	$213.1	$206.7	3.1%		$168.8	$163.6	3.2%
Non-Same Store NOI	41.4	33.1			18.5	16.4

	$254.5	$239.8			$187.3	$180.0

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$248.8	$237.8		DDR Share	$175.5	$166.4
Expenses	(73.3)	(71.4)		JV Share	(0.4)	(0.4)

	$175.5	$166.4			$175.1	$166.0
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$126.7	$108.3		Revenues	$18.8	$20.3
Expenses	(47.7)	(34.9)		Expenses	(6.6)	(6.3)

	$79.0	$73.4			$12.2	$14.0

Total	$254.5	$239.8		Total	$187.3	$180.0

DDR Corp.

Portfolio Detail (at 100% unless otherwise noted)

Lease Expiration Schedule

	Greater than 10,000 SF				Less than 10,000 SF

		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2015	15	$4.5	$10.18	0.4%	168	$9.1	$24.41	0.9%
2016	159	49.3	10.81	4.9%	867	51.3	22.94	5.1%
2017	211	79.2	10.87	7.9%	902	54.5	23.41	5.4%
2018	227	80.7	11.45	8.0%	931	64.7	24.09	6.4%
2019	232	90.0	11.38	8.9%	670	45.3	23.75	4.5%
2020	192	70.0	11.83	6.9%	584	38.8	23.37	3.8%
2021	167	69.1	10.77	6.9%	254	20.9	24.37	2.1%
2022	116	44.9	11.09	4.5%	206	17.6	24.75	1.7%
2023	115	42.8	10.49	4.2%	174	16.2	24.14	1.6%
2024	100	35.1	12.08	3.5%	220	20.8	24.01	2.1%

2015-2024	1,534	$565.6	$11.17	56.1%	4,976	$339.2	$23.72	33.7%
Total Rent Roll	1,680	$643.8	$11.51	63.9%	5,330	$364.0	$23.68	36.1%

	Annual Metrics				Leased Rate Breakdown at 100%

	Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
	3Q 2015	378	95.5%	$14.23	< 5,000	86.5%	14.8%	44.0%
	YE 2014	415	95.7%	13.91	5,000-9,999	91.0%	8.7%	17.1%
	YE 2013	406	95.0%	13.35	> 10,000	97.7%	76.5%	38.9%

	YE 2012	444	94.1%	12.77	Total	95.5%	100.0%	100.0%
	YE 2011	422	93.3%	12.54
	YE 2010	476	92.3%	12.46	Leased Rate Breakdown at DDR Share
	YE 2009	534	91.2%	12.27
	YE 2008	611	92.6%	12.34		Leased	% of	% of
	YE 2007	619	95.8%	12.22	SF	Rate	GLA	Vacancy
	YE 2006	370	96.2%	11.57	< 5,000	86.8%	14.2%	44.4%
	YE 2005	379	96.3%	11.30	5,000-9,999	91.4%	8.7%	17.6%
	YE 2004	373	95.4%	11.13	> 10,000	97.9%	77.1%	38.0%

	YE 2003	274	95.1%	10.82	Total	95.8%	100.0%	100.0%
	YE 2002	189	95.9%	10.58
	YE 2001	192	95.4%	10.03	Portfolio Concentration at 100%
	YE 2000	190	96.9%	9.66
	YE 1999	186	95.7%	9.20		% of		% of
	YE 1998	159	96.5%	8.99		ABR	MSF	GLA
	YE 1997	123	96.1%	8.49	Florida	10.7%	9.7	11.5%
	YE 1996	112	94.8%	7.85	Georgia	9.3%	8.9	10.5%
	YE 1995	106	96.3%	7.60	Puerto Rico	7.6%	4.8	5.7%
	YE 1994	84	97.1%	5.89	Ohio	7.5%	6.9	8.2%
	YE 1993	69	96.2%	5.60	N. Carolina	6.7%	5.3	6.3%
	YE 1992	53	95.4%	5.37	California	5.3%	4.0	4.7%
					New Jersey	4.7%	3.2	3.8%
					Illinois	4.6%	2.7	3.2%
					Texas	4.1%	3.2	3.8%
					New York	3.9%	4.2	5.0%

DDR Corp.

Leasing Summary

Leases, GLA, and net effective rents at 100%

All other figures at DDR share

Leasing Activity

	# of Leases	GLA (000)	New Rent PSF	Rent Spread	Wtd Avg Term (Years)		Vacant < 12 months
							# of	GLA
							Leases	(000)
New Leases
1Q15	124	680	$16.88	26.9%	9.3		58	325
2Q15	146	835	20.35	25.4%	9.4		72	372
3Q15	139	693	19.70	12.3%	10.1		65	261

	409	2,208	$19.04	21.4%	9.5		195	958
Renewals
1Q15	165	1,931	$13.77	6.7%	5.6		165	1,931
2Q15	223	2,030	15.04	7.2%	5.6		223	2,030
3Q15	243	2,184	15.75	7.1%	5.2		243	2,184

	631	6,145	$14.83	7.0%	5.5		631	6,145
New + Renewals
1Q15	289	2,611	$14.61	9.7%	6.6		223	2,256
2Q15	369	2,865	16.63	10.2%	6.7		295	2,402
3Q15	382	2,877	16.87	7.9%	6.5		308	2,445

	1,040	8,353	$16.03	9.3%	6.6		826	7,103

Net Effective Rents
		GLA (1) (000)	Base Rent PSF	Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q15		578	$18.40	($6.14)	$12.26	8.6
2Q15		624	19.51	(5.28)	14.23	8.3
3Q15		547	19.73	(3.95)	15.78	8.0

		1,749	$19.21	($5.14)	$14.07	8.3
Renewals
1Q15		1,931	$13.78	($0.03)	$13.75	5.5
2Q15		2,030	15.57	(0.01)	15.56	5.4
3Q15		2,184	14.86	(0.05)	14.81	5.2

		6,145	$14.76	($0.03)	$14.73	5.4

(1)	New Leases GLA excludes development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			Owned GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	112	113	$37.8	3.5%	$27.0	3.5	4.2%	2.4	A+ / A2 / NR
2	Bed Bath & Beyond (2)	94	95	33.4	3.1%	24.6	2.7	3.2%	1.9	A- / Baa1 / NR
3	PetSmart	101	102	31.8	3.0%	21.5	2.1	2.5%	1.4	B+ / NR / NR
4	Walmart (3)	28	75	26.6	2.5%	23.5	4.2	5.0%	3.7	AA / Aa2 / AA
5	Dick’s Sporting Goods (4)	40	41	23.5	2.2%	14.4	1.9	2.3%	1.1	NR
6	Kohl’s	35	51	23.3	2.2%	17.1	3.1	3.7%	2.3	BBB / Baa1 / BBB+
7	Ross Stores (5)	72	72	22.8	2.1%	14.2	2.1	2.5%	1.3	A- / A3 / NR
8	Best Buy	38	44	22.0	2.0%	15.8	1.5	1.8%	1.1	BB+ / Baa1 / BBB-
9	AMC Theatres	11	12	19.7	1.8%	14.5	0.9	1.1%	0.6	B+ / NR / NR
10	Michaels	65	67	19.0	1.8%	13.4	1.5	1.8%	1.0	B+ / Ba3 / NR
11	Gap (6)	66	66	16.3	1.5%	12.2	1.0	1.2%	0.8	BBB- / Baa2 / BBB-
12	Office Depot (7)	50	54	15.3	1.4%	10.8	1.1	1.3%	0.8	B- / B2 / NR
13	Publix	35	38	15.1	1.4%	3.6	1.7	2.0%	0.4	NR
14	Ulta	56	58	13.6	1.3%	9.3	0.6	0.7%	0.4	NR
15	Ascena (8)	114	114	12.8	1.2%	9.9	0.7	0.8%	0.5	BB / Ba2 / NR
16	Kroger (9)	25	29	11.1	1.0%	4.7	1.3	1.5%	0.5	BBB / Baa2 / BBB
17	Barnes & Noble	24	26	10.6	1.0%	7.7	0.6	0.7%	0.4	NR
18	Jo-Ann	33	33	10.3	1.0%	8.1	1.0	1.2%	0.7	B / B3 / NR
19	Staples	34	35	9.7	0.9%	6.4	0.7	0.8%	0.5	BBB-/ Baa2 / BBB-
20	Toys “R” Us (10)	27	30	9.6	0.9%	8.7	1.1	1.3%	0.9	B- / B3 / CCC
21	Lowe’s	11	31	9.3	0.9%	8.6	1.4	1.7%	1.3	A- / A3 / NR
22	Dollar Tree Stores	80	83	9.2	0.9%	6.3	0.8	0.9%	0.6	BB / Ba2 / NR
23	Home Depot	10	40	9.2	0.9%	9.0	1.1	1.3%	1.0	A / A2 / A
24	Regal Cinemas	10	11	9.1	0.8%	7.1	0.6	0.7%	0.5	B+ / B1 / B+
25	DSW	26	27	9.0	0.8%	6.1	0.6	0.7%	0.4	NR
26	Petco	35	37	9.0	0.8%	6.5	0.5	0.6%	0.3	B / B3 / NR
27	Cinemark	10	10	8.9	0.8%	7.1	0.6	0.7%	0.5	BB / NR / NR
28	Hobby Lobby	20	22	8.4	0.8%	4.9	1.1	1.3%	0.7	NR
29	Sports Authority	15	16	8.1	0.8%	8.1	0.6	0.7%	0.6	NR / Caa1 / NR
30	Party City	41	41	8.0	0.7%	5.9	0.5	0.6%	0.4	NR
31	Royal Ahold (11)	9	9	7.6	0.7%	3.0	0.5	0.6%	0.2	BBB / Baa2 / BBB
32	LA Fitness	11	12	7.3	0.7%	5.2	0.5	0.6%	0.4	NR
33	Five Below	53	53	7.3	0.7%	5.4	0.5	0.6%	0.3	NR
34	Nordstrom Rack	11	12	7.2	0.7%	6.2	0.4	0.5%	0.3	A- / Baa1 / BBB+
35	Pier 1 Imports	32	36	7.1	0.7%	5.3	0.3	0.4%	0.2	B+ / NR / NR
36	Burlington	13	13	6.8	0.6%	5.0	1.0	1.2%	0.7	B+ / NR / NR
37	Whole Foods	6	6	6.3	0.6%	4.7	0.3	0.4%	0.2	BBB- / NR / NR
38	hhgregg	18	19	6.1	0.6%	4.3	0.6	0.7%	0.4	NR
39	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.6%	0.3	NR
40	AT&T	67	68	5.9	0.5%	4.6	0.2	0.2%	0.1	BBB+ / Baa1 / A-
41	Panera	41	42	5.5	0.5%	3.8	0.2	0.2%	0.1	NR
42	Mattress Firm	44	45	5.3	0.5%	3.8	0.2	0.2%	0.1	B+ / NR / NR
43	Famous Footwear	38	38	5.3	0.5%	4.2	0.3	0.4%	0.2	BB / Ba3 / NR
44	Gamestop	102	102	5.1	0.5%	3.8	0.2	0.2%	0.1	BB+ / Ba1 / NR
45	Stein Mart	17	17	5.0	0.5%	3.2	0.6	0.7%	0.4	NR
46	Shoe Carnival	31	31	4.8	0.4%	3.2	0.4	0.5%	0.2	NR
47	Men’s Wearhouse	33	33	4.7	0.4%	3.4	0.2	0.2%	0.1	B+ / Ba3 / NR
48	24 Hour Fitness	6	6	4.6	0.4%	2.1	0.2	0.2%	0.1	B / NR / NR
49	Beall’s	17	17	4.6	0.4%	1.9	0.6	0.7%	0.3	NR
50	Sears (12)	13	14	4.6	0.4%	3.3	1.3	1.5%	0.8	CCC+ / Caa1 / CC

	Top 50 Total	1,886	2,053	$589.6	54.9%	$416.7	50.1	59.4%	34.5
	Total Portfolio			$1,073.8	100.0%	$759.7	84.3	100.0%	58.4

(1)	T.J. Maxx (49) / Marshalls (44) / HomeGoods (18) / Sierra Trading (1)
(2)	Bed Bath (59) / World Market (22) / buybuy BABY (11) / CTS (2)

(3)   Walmart (23) / Sam’s Club (3) / Neighborhood Market (2)

(4)	Dick’s Sporting Goods (37) / Golf Galaxy (2) / Field & Stream (1)
(5)	Ross Dress for Less (69) / dd’s Discounts (3)
(6)	Gap (6) / Old Navy (57) / Banana Republic (3)
(7)	Office Depot (20) / OfficeMax (30)
(8)	Ann Taylor (3) / Catherine’s (9) / Dress Barn (31) / Justice (25) / Lane Bryant (29) / Maurice’s (17)
(9)	Kroger (17) / Harris Teeter (7) / King Soopers (1)
(10)	Toys “R” Us (7) / Babies “R” Us (15) / Toys-Babies Combo (5)
(11)	Stop & Shop (4) / Martin’s (3) / Others (2)
(12)	Sears (5) / Kmart (8)

DDR Corp.

Top 50 Assets by ABR at DDR Share

$, GLA in thousands

				DDR	Base Rent		Total GLA
	Asset	Location	MSA	Own %	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Shoppers World	Framingham, MA	Boston	100%	$17,367	2.3%	783	0.9%
2	Plaza del Sol	Bayamon, PR	San Juan	100%	16,716	2.2%	724	0.8%
3	Winter Garden Village	Winter Garden, FL	Orlando	100%	13,343	1.8%	1,120	1.2%
4	Plaza Rio Hondo	Bayamon, PR	San Juan	100%	13,248	1.7%	555	0.6%
5	Plaza del Norte	Hatillo, PR	San Juan	100%	12,246	1.6%	682	0.8%
6	Wrangleboro Consumer Square	Mays Landing, NJ	Atlantic City	100%	10,327	1.4%	842	0.9%
7	Riverdale Village	Coon Rapids, MN	Minneapolis	100%	10,280	1.4%	950	1.1%
8	Ahwatukee Foothills	Phoenix, AZ	Phoenix	100%	10,153	1.3%	694	0.8%
9	Tucson Spectrum	Tucson, AZ	Tucson	100%	9,609	1.3%	966	1.1%
10	Nassau Park Pavilion	Princeton, NJ	Trenton	100%	9,499	1.3%	1,106	1.2%
11	Hamilton Marketplace	Hamilton, NJ	Trenton	100%	9,404	1.2%	960	1.1%
12	Woodfield Village Green	Schaumburg, IL	Chicago	100%	8,819	1.2%	692	0.8%
13	Carolina Pavilion	Charlotte, NC	Charlotte	100%	8,603	1.1%	844	0.9%
14	Plaza Escorial	Carolina, PR	San Juan	100%	8,506	1.1%	636	0.7%
15	The Shops at Midtown Miami	Miami, FL	Miami	100%	8,386	1.1%	467	0.5%
16	Great Northern Plaza	North Olmsted, OH	Cleveland	100%	8,353	1.1%	669	0.7%
17	Plaza Palma Real	Humacao, PR	San Juan	100%	7,783	1.0%	449	0.5%
18	Polaris Towne Center	Columbus, OH	Columbus	100%	7,420	1.0%	725	0.8%
19	Centennial Promenade	Centennial, CO	Denver	100%	7,073	0.9%	827	0.9%
20	Connecticut Commons	Plainville, CT	Hartford	100%	6,997	0.9%	562	0.6%
21	Peach Street Marketplace	Erie, PA	Erie	100%	6,707	0.9%	995	1.1%
22	Paseo Colorado	Pasadena, CA	Los Angeles	100%	6,366	0.8%	541	0.6%
23	Easton Market	Columbus, OH	Columbus	100%	6,272	0.8%	502	0.6%
24	Hamilton Commons	Mays Landing, NJ	Atlantic City	100%	6,205	0.8%	397	0.4%
25	Crossroads Center	Gulfport, MS	Gulfport	100%	6,183	0.8%	555	0.6%
26	Falcon Ridge Town Center	Fontana, CA	Los Angeles	100%	5,991	0.8%	423	0.5%
27	Belden Park Crossings	North Canton, OH	Cleveland	100%	5,927	0.8%	596	0.7%
28	Silver Springs Square	Mechanicsburg, PA	Harrisburg	100%	5,879	0.8%	569	0.6%
29	Ridge at Creekside	Roseville, CA	Sacramento	100%	5,736	0.8%	275	0.3%
30	The Maxwell	Chicago, IL	Chicago	100%	5,683	0.7%	240	0.3%
31	Aspen Grove	Littleton, CO	Denver	100%	5,671	0.7%	272	0.3%
32	The Fountains	Plantation, FL	Miami	100%	5,665	0.7%	489	0.5%
33	Cotswold Village	Charlotte, NC	Charlotte	100%	5,593	0.7%	261	0.3%
34	Perimeter Pointe	Atlanta, GA	Atlanta	100%	5,489	0.7%	352	0.4%
35	Merriam Village	Merriam, KS	Kansas City	100%	5,481	0.7%	890	1.0%
36	Bandera Pointe	San Antonio, TX	San Antonio	100%	5,467	0.7%	890	1.0%
37	Big Flats Consumer Square	Big Flats, NY	Elmira	100%	5,406	0.7%	574	0.6%
38	Meridian Crossroads	Meridian, ID	Boise	100%	5,335	0.7%	732	0.8%
39	Sycamore Crossing	Cincinnati, OH	Cincinnati	100%	5,260	0.7%	386	0.4%
40	Independence Commons	Independence, MO	Kansas City	100%	5,160	0.7%	403	0.4%
41	Mohawk Commons	Niskayuna, NY	Albany	100%	5,121	0.7%	530	0.6%
42	Beaver Creek Crossings	Apex, NC	Raleigh	100%	5,112	0.7%	321	0.4%
43	Homestead Pavilion	Homestead, FL	Miami	100%	5,047	0.7%	397	0.4%
44	The Promenade at Brentwood	Brentwood, MO	St. Louis	100%	4,984	0.7%	338	0.4%
45	Willowbrook Plaza	Houston, TX	Houston	100%	4,952	0.7%	393	0.4%
46	Fairfax Towne Center	Fairfax, VA	Balt-Wash DC	100%	4,926	0.6%	253	0.3%
47	Gateway Center	Everett, MA	Boston	100%	4,916	0.6%	640	0.7%
48	Arrowhead Crossing	Phoenix, AZ	Phoenix	100%	4,912	0.6%	407	0.5%
49	Deer Park Town Center	Deer Park, IL	Chicago	50%	4,895	0.6%	202	0.2%
50	Village at Stone Oak	San Antonio, TX	San Antonio	100%	4,837	0.6%	211	0.2%

	Top 50 Total				$369,311	48.6%	29,287	32.6%
	Total Portfolio				$759,697	100.0%	89,825	100.0%

DDR Corp.

Transactions

$ in millions, GLA in thousands

			Total
		DDR	Owned	At 100%		At DDR Share
		Own %	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
03/15	Los Angeles, CA	100%	208	$49.2	$0.0	$49.2	$0.0	Kohl’s, Michaels, PetSmart
04/15	Wilmington, NC	100%	6	3.3	0.0	3.3	0.0
04/15	Orlando, FL	100%	186	33.3	0.0	33.3	0.0	Bed Bath & Beyond, T.J. Maxx, Ross
06/15	Houston, TX	100%	385	74.3	0.0	74.3	0.0	AMC Theatres, Bed Bath & Beyond

	Total Year to Date		785	$160.1	$0.0	$160.1	$0.0

Dispositions
01/15	Morgantown, WV	100%	122	13.9	0.0	13.9	0.0	Michaels, Shop ’N Save
02/15	Camden, SC	100%	179	11.4	0.0	11.4	0.0	Belk
03/15	Charlotte, NC	100%	70	11.8	0.0	11.8	0.0	Bi-Lo
03/15	Bedford, IN	100%	223	6.8	0.0	6.8	0.0	Goody’s, JCPenney
03/15	Ashtabula, OH	100%	58	0.6	0.0	0.6	0.0	-
03/15	Fayetteville, NC	100%	226	26.2	0.0	26.2	0.0	Bed Bath & Beyond, T.J. Maxx
03/15	Northville, MI	5%	16	4.3	0.0	0.2	0.0	-
03/15	Apex, NC	100%	36	5.5	0.0	5.5	0.0	hhgregg
03/15	San Diego, CA	100%	80	18.2	0.0	18.2	0.0	Regal
03/15	Frisco, TX	100%	108	9.0	0.0	9.0	0.0	Kohl’s
03/15	Phoenix, AZ	20%	851	106.0	64.6	21.2	12.9	Target, Walmart, Costco, JCPenney
03/15	Kirkland, WA	20%	291	36.0	27.5	7.2	5.5	24 Hour Fitness, My Home Furniture
03/15	SM Portfolio (16 assets)	20%	835	33.0	28.0	6.6	5.6	Various
03/15	Benton Harbor, MI	20%	280	21.0	18.1	4.2	3.6	Dunham’s, T.J. Maxx, PetSmart, Michaels
03/15	Orange County, CA	20%	741	99.0	73.0	19.8	14.6	Krikorian Premiere Theatres, T.J. Maxx
03/15	Bloomfield Hills, MI	20%	0	0.0	0.0	0.0	0.0	-

	1Q Total		4,116	$402.7	$211.2	$162.6	$42.2

04/15	Middletown, RI	100%	99	16.8	0.0	16.8	0.0	Barnes & Noble, Michaels, Sports Authority
04/15	Columbus, GA	100%	117	20.2	0.0	20.2	0.0	Michaels, PetSmart, The Fresh Market
05/15	Napa, CA	5%	76	26.9	20.0	1.4	1.0	Kohl’s
05/15	Clarence, NY	100%	93	9.3	0.0	9.3	0.0	Big Lots, Jo-Ann, OfficeMax
05/15	Homosassa, FL	5%	53	13.2	0.0	0.7	0.0	Publix
06/15	Macon, GA	100%	82	7.9	0.0	7.9	0.0	hhgregg, PetSmart
06/15	Cleveland, OH	5%	48	3.8	3.2	0.2	0.2	Toys “R” Us/Babies “R” Us
2Q	Land Sales		0	3.7	0.0	3.7	0.0

	2Q Total		568	$101.8	$23.2	$60.2	$1.2

07/15	Birmingham, AL	100%	120	20.5	0.0	20.5	0.0	Jo-Ann
07/15	New Hartford, NY	100%	111	9.4	0.0	9.4	0.0	Hannaford Brothers
07/15	McKinney, TX	100%	119	17.2	0.0	17.2	0.0	Kohl’s
07/15	Chillicothe, OH	100%	130	11.0	0.0	11.0	0.0	Lowe’s
07/15	BRE Portfolio (10 Assets)	5%	1,084	164.8	121.7	8.2	6.1	Various
08/15	Clearwater, FL	100%	134	17.8	0.0	17.8	0.0	Floor & Decor, LA Fitness
08/15	Apopka, FL	100%	146	8.6	0.0	8.6	0.0	Bealls
09/15	Sterling, VA	100%	102	17.6	0.0	17.6	0.0	Sports Authority, Staples
09/15	N. Charleston, SC	100%	350	32.0	0.0	32.0	0.0	A.C. Moore, Walmart
09/15	Greenville, SC	100%	11	1.0	0.0	1.0	0.0	-
3Q	Land Sales		0	1.8	0.0	1.8	0.0

	3Q Total		2,307	$301.7	$121.7	$145.1	$6.1

	Total Year to Date		6,991	$806.2	$356.1	$367.9	$49.5

DDR Corp.

Developments/Redevelopments

$ in millions, GLA in thousands

	Location	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (a)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants
Consolidated Summary
Developments in Progress (b)			$288	$257	$31	$108	$149
Redevelopments - Major			221	72	149	33	39
Redevelopments - Minor			209	108	101	72	36
Retenanting			35	25	10	11	14
CIP and Land (c)			N/A	88	0	0	88

			$753	$550	$291	$224	$326
Developments in Progress
Guilford Commons	New Haven, CT	132	$67	$59	$8	$0	$59	4Q15	4Q16	Fresh Market, Michaels, Ulta, Bed Bath & Beyond, DSW
Lee Vista Promenade	Orlando, FL	208	63	54	9	0	54	2Q16	2Q16	Epic Theater, Five Below, Petco, HomeGoods, Michaels, Ulta, Ross
Other Developments (b) (Primarily placed in service)		0	158	144	14	108	36	N/A	N/A	-

		340	$288	$257	$31	$108	$149
Redevelopments - Major
Paseo Colorado	Pasadena, CA		$97	$15	$82	$3	$12	N/A	2Q18	Hyatt Place, H&M, West Elm, Victoria's Secret, Chico's
The Pike Outlets	Long Beach, CA		67	42	25	22	20	N/A	3Q16	Restoration Hardware, H&M, Forever 21, Nike, Gap Factory
Sycamore Crossing	Cincinnati, OH		30	3	27	0	3	N/A	2Q17	Dick's Sporting Goods, T.J. Maxx
Bermuda Square	Richmond, VA		17	11	6	8	3	N/A	3Q17	Martin's, Petco
Plaza del Sol	San Juan, PR		10	1	9	0	1	N/A	2Q17	Dave & Busters

			$221	$72	$149	$33	$39

(a)	This balance is in addition to DDR's pro rata share of joint venture CIP of $5.7 million.
(b)	Removed a completed project with a total net cost of $19.6 million; as a result $4.4 million was placed in service during the quarter.
(c)	This balance is in addition to owned land adjacent to existing centers that has an estimated value of $26 million.

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions

	Partner	DDR Own %	Operating Properties	Owned GLA	ABR	Gross Book Value	Debt
BRE DDR Retail Holdings	Blackstone Real Estate Partners VII	5%(1)	56	10.0	$130.6	$1,547.1	$1,090.3

DDRTC Core Retail Fund	TIAA-CREF	15%	26	8.4	105.7	1,557.6	815.0

DDR Domestic Retail Fund I	Various	20%	56	7.9	88.8	1,385.0	920.3

DDR-SAU Retail Fund	State of Utah	20%	23	2.1	22.4	283.5	152.5

Other	Various	Various	13	2.0	20.5	238.8	138.5

Total			174	30.4	$368.0	$5,012.0	$3,116.6

(1)	In addition to DDR’s 5% common equity, DDR has $310.8 million of Preferred Equity with an interest rate of 8.5%.

DDR Corp.

Joint Venture Income Statement

$ in millions

	At 100%		At DDR Share
	9M15	3Q15	3Q15
Revenues:
Minimum rents (1)	$297.4	$95.2	$14.0
Percentage rent	1.3	0.4	0.1
Recoveries	90.2	28.8	4.3
Other revenues	8.4	2.3	0.4

	397.3	126.7	18.8
Expenses:
Operating and maintenance	94.2	30.6	4.0
Real estate taxes	52.8	17.1	2.6

	147.0	47.7	6.6

Net operating income	250.3	79.0	12.2

Other income (expense):
Interest expense (2)	(107.7)	(33.2)	(5.5)
Depreciation and amortization	(158.2)	(49.9)	(6.2)
Impairment charges	(0.4)	0.0	0.0
Other expense, net	(1.2)	(0.6)	(0.1)

	(267.5)	(83.7)	(11.8)
(Loss) income from continuing operations	(17.2)	(4.7)	0.4
Loss on disposition of real estate, net	(4.2)	(2.6)	(0.1)

Net (loss) income attributable to unconsolidated joint ventures	(21.4)	(7.3)	0.3
Depreciation and amortization of real estate investments	158.2	49.9	6.2
Impairment of depreciable real estate	0.4	0.0	0.0
Loss on disposition of depreciable real estate, net	4.2	2.6	0.1

Funds From Operations:	$141.4	$45.2	$6.6

Net income at DDR ownership interests	$1.4	$0.3	$0.3
Basis differences	1.0	0.3	0.3

Equity in net income of joint ventures	2.4	0.6	0.6
FFO at DDR’s ownership interests	$21.1	$6.6
Operating FFO at DDR’s ownership interests	$21.1	$6.6

(1) Straight-line rent, net	2.3	0.3	(0.1)
(2) Non-cash interest expense	(2.4)	(0.8)	0.0

DDR Corp.

Joint Venture Balance Sheet

$ in millions

	At 100%
	3Q15	4Q14
Land	$1,319.5	$1,439.8
Buildings	3,457.2	3,854.6
Fixtures and tenant improvements	183.1	200.7

	4,959.8	5,495.1
Less: Accumulated depreciation	(799.1)	(773.2)

	4,160.7	4,721.9
Land held for development and construction in progress	52.2	55.7

Real estate, net	4,212.9	4,777.6

Cash and restricted cash	62.8	100.8
Receivables, including straight-line rent, net	52.9	80.5
Other assets, net	299.6	394.7

	4,628.2	5,353.6

Mortgage debt	3,116.6	3,552.8
Notes and accrued interest payable to DDR	2.9	144.8
Other liabilities	198.8	277.0

	3,318.3	3,974.6
Redeemable preferred equity	310.8	305.3
Accumulated equity	999.1	1,073.7

	$4,628.2	$5,353.6

	At DDR Share
	3Q15	4Q14
Land	$185.5	$202.5
Buildings	496.7	555.5
Fixtures and tenant improvements	30.9	33.3

	713.1	791.3
Less: Accumulated depreciation	(149.9)	(150.2)

	563.2	641.1
Land held for development and construction in progress	5.7	5.8

Real estate, net	568.9	646.9

Cash and restricted cash	8.8	16.8
Receivables, including straight-line rent, net	7.9	15.4
Other assets, net (1)	21.8	27.7
Disproportionate share of equity (2)	(2.2)	(2.2)

	605.2	704.6

Mortgage debt (3) (4)	445.2	503.5
Notes and accrued interest payable to DDR	0.6	14.7
Other liabilities	18.8	29.2

	464.6	547.4
Accumulated equity	127.3	144.1
Disproportionate share of equity (2)	13.3	13.1

	$605.2	$704.6
(1) Intangible assets at DDR share	15.7	20.4
(2) Adjustments represent promoted equity and minority interests
(3) Fair market value of debt adjustment at DDR share (ASC 820)	0.9	1.0
(4) Non-recourse mortgage debt with a zero basis at DDR share	0.0	17.4

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	September 30, 2015		September 30, 2014
Capital Structure	Amount	% of Total	Amount	% of Total
Common Shares Equity	$5,575.6	50%	$6,050.4	52%

Perpetual Preferred Stock	350.0	3%	350.0	3%

Unsecured Credit Facilities	395.0	3%	23.5	0%
Unsecured Term Loan	300.0	3%	350.0	3%
Unsecured Public Debt	3,119.7	28%	2,775.8	24%
Secured Term Loan	200.0	2%	400.0	3%
Fixed Rate Mortgage Debt	1,104.3	10%	1,568.6	14%
Variable Rate Mortgage Debt	91.1	1%	95.5	1%

	5,210.1	47%	5,213.4	45%

Total	$11,135.7	100%	$11,613.8	100%

Capital Structure Detail
Debt to Market Capitalization	46.8%		44.9%
Common Shares Outstanding	362.1		360.2
Operating Partnership Units	0.4		1.4
Market Value per Share	$15.38		$16.73
Accretion on Convertible Notes (excluded above)	$1.0		$12.9
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$445.2		$479.4

Credit Ratings			Covenants
	Debt Rating	Outlook		Covenant Threshold		Actual Covenant
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤	65%	50%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤	40%	13%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥	135%	198%
			Fixed Charge Coverage Ratio	≥	1.5x	2.3	x

DDR Corp.

Debt/EBITDA

$ in millions

	3Q15	3Q14
Consolidated
Net income to DDR	$59.6	$68.6
Impairments	0.0	1.4
Depreciation and amortization	97.2	97.3
Interest expense	58.2	56.8
Gain on sale and change in control of interests, net	0.0	(4.0)
Other (income) expense, net	0.2	2.8
Equity in net income of JVs	(0.6)	(3.6)
Income tax expense	0.5	(0.2)
EBITDA adjustments from discontinued operations	0.0	(49.6)
Gain on disposition of real estate, net	(41.8)	(2.3)
Adjustments for non-controlling interests	(0.3)	(2.7)
JV FFO (at DDR share)	6.6	8.4
Other JV adjustments (at DDR share)	0.0	0.0

EBITDA - current quarter	179.6	172.9
EBITDA - annualized	718.4	691.6

Consolidated debt	5,223.6	5,236.1
Partner share of consolidated debt	(9.9)	(9.9)
Face value adjustments	(13.5)	(22.7)
Cash and restricted cash	(62.6)	(141.7)

Net adjusted debt	$5,137.6	$5,061.8

Debt/EBITDA - Consolidated	7.15x	7.32x

Pro rata including JVs
EBITDA - current quarter	185.4	179.3
EBITDA - annualized	741.6	717.2

Consolidated net debt	5,137.6	5,061.8
JV debt (at DDR share)	444.4	479.4
Cash and restricted cash	(8.8)	(18.8)

Net adjusted debt	$5,573.2	$5,522.4

Debt/EBITDA - Pro rata	7.52x	7.70x

DDR Corp.

Debt Summary

$ in millions

		Consolidated			Unconsolidated
		Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities		$395.0	$395.0	1.19%
Unsecured Term Loan		300.0	300.0	1.29%
Unsecured Public Debt		3,118.7	3,118.7	4.98%
Secured Term Loan		200.0	200.0	1.54%
Fixed Rate Mortgage Loans		1,104.3	1,094.4	5.00%	$2,059.9	$351.1	5.34%
Variable Rate Mortgage Loans		91.1	91.1	1.43%	1,039.4	93.3	1.91%

Subtotal		5,209.1	5,199.2	4.29%	3,099.3	444.4	4.62%
Fair Market Value Adjustment		14.5	14.5		17.3	0.8

Total		$5,223.6	$5,213.7	4.29%	$3,116.6	$445.2	4.62%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Cash Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2015	$8.4	$0.0	$350.0	$358.4	$358.4	1.75%	5.25%
2016	30.7	112.3	240.0	383.0	383.0	7.83%	7.58%
2017	29.8	203.2	300.0	533.0	533.0	6.58%	5.83%
2018	22.7	128.4	582.2	733.3	733.3	4.16%	4.07%
2019	16.5	169.3	0.0	185.8	185.8	5.33%	5.24%
2020	7.3	280.2	995.0	1,282.5	1,282.5	3.52%	3.44%
2021	4.4	126.5	300.0	430.9	430.9	3.91%	3.82%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024 and beyond	0.0	12.8	500.0	512.8	512.8	3.54%	3.54%
Unsecured debt discount			(3.5)	(3.5)	(3.5)

	$119.9	$1,075.5	$4,013.7	$5,209.1	$5,199.2	4.29%	4.39%

Unconsolidated Maturity Schedule (1)
2015	$1.9	$0.0	$0.0	$1.9	$0.0	0.00%	0.00%
2016	7.8	4.6	0.0	12.4	0.2	5.99%	5.99%
2017	7.4	1,358.2	0.0	1,365.6	263.4	5.46%	5.46%
2018	4.0	124.0	0.0	128.0	19.3	4.46%	4.34%
2019	4.0	655.9	0.0	659.9	32.9	2.13%	2.08%
2020	4.2	442.9	0.0	447.1	64.3	2.22%	2.18%
2021	3.4	80.5	0.0	83.9	35.6	5.40%	5.40%
2022	1.8	244.1	0.0	245.9	12.3	4.39%	3.38%
2023	1.8	80.7	0.0	82.5	4.0	3.93%	4.31%
2024 and beyond	0.5	71.6	0.0	72.1	12.4	4.30%	4.30%

Total	$36.8	$3,062.5	$0.0	$3,099.3	$444.4	4.62%	4.58%

% of Total	Consolidated				Unconsolidated
Fixed	81.1%				66.5%
Variable	18.9%				33.5%
Recourse to DDR	77.8%				0.0%
Non-recourse to DDR	22.2%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Senior Debt
Unsecured Revolver ($750m)	$385.0	$385.0	06/20	L + 100
Unsecured Revolver ($50m)	10.0	10.0	06/20	L + 100
Secured Term Loan ($200m)	200.0	200.0	04/18	L + 135
Unsecured Term Loan ($400m)	300.0	300.0	04/20	L + 110

	$895.0	$895.0
Public Debt
Convertible Notes (4)	$349.0	$349.0	11/15	1.75%
Unsecured Notes	239.9	239.9	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	299.3	299.3	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.7	298.7	09/20	7.88%
Unsecured Notes	298.5	298.5	01/21	3.50%
Unsecured Notes	455.9	455.9	07/22	4.63%
Unsecured Notes	298.6	298.6	05/23	3.38%
Unsecured Notes	496.6	496.6	02/25	3.63%

	$3,118.7	$3,118.7
Mortgage Debt
Tops Plaza, NY	$0.6	$0.6	01/16	8.00%
Freedom Plaza, NY	0.4	0.4	09/16	7.85%
Sycamore Crossing, OH	62.8	62.8	12/16	5.81%
The Maxwell, IL	50.5	50.5	12/16	L + 160

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	2.6	2.6	08/17	6.00%
Connecticut Commons, CT	46.7	46.7	10/17	5.01%
Riverdale Village, MN	25.6	25.6	10/17	5.01%
Riverdale Village Perimeter, MN	32.1	32.1	10/17	5.01%
Lake Brandon Village, FL	9.2	9.2	10/17	5.01%
Shoppers World Brookfield, WI	5.8	5.8	10/17	5.01%
Marketplace of Brown Deer, WI	4.1	4.1	10/17	5.01%
Brown Deer Center, WI	7.8	7.8	10/17	5.01%
Thruway Plaza (Walmart), NY	1.2	1.2	10/17	6.78%

Tops Plaza, NY	5.1	5.1	01/18	7.05%
Falcon Ridge Town Center, CA	14.5	14.5	01/18	5.91%
Walmart Supercenter, SC	2.8	2.8	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	24.1	24.1	03/18	5.06%
Southland Crossings, OH	24.1	24.1	03/18	5.06%
The Promenade at Brentwood, MO	30.6	30.6	03/18	5.06%
DDR Headquarters, OH	27.8	27.8	03/18	L + 105
Mohawk Commons, NY	8.1	8.1	12/18	5.75%

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Lowe’s, TN	3.5	3.5	01/19	7.66%
Nassau Park Pavilion, NJ	56.4	56.4	02/19	3.40%
Bandera Pointe, TX	24.5	24.5	02/19	3.40%
Presidential Commons, GA	21.0	21.0	02/19	3.40%
Plaza Cayey, PR	20.7	20.7	06/19	7.59%
Plaza Fajardo, PR	24.9	24.9	06/19	7.59%
Plaza Isabela, PR	21.9	21.9	06/19	7.59%
Plaza Walmart, PR	11.6	11.6	06/19	7.59%
Mariner Square, FL	2.2	2.2	09/19	9.75%

Northland Square, IA	4.5	4.5	01/20	9.38%
Plaza Rio Hondo, PR	124.2	124.2	01/20	3.95%
Easton Marketplace, OH	49.6	49.6	01/20	3.95%
The Fountains, FL	45.3	45.3	01/20	3.95%
Perimeter Pointe, GA	42.8	42.8	01/20	3.95%
Polaris Towne Center, OH	43.2	43.2	04/20	6.76%

Chapel Hills West, CO	12.2	12.2	06/21	5.49%
West Valley Marketplace, PA	9.1	9.1	07/21	6.95%
Plaza Escorial, PR	72.8	72.8	07/21	3.59%
Wrangleboro Consumer Sq, NJ	59.6	59.6	10/21	5.41%
Chapel Hills East, CO	8.3	8.3	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.0	19.0	02/22	5.71%

Gulfport Promenade, MS	12.8	12.8	12/37	S + 37

	$1,195.4	$1,185.5
FMV adjustment - assumed debt	14.5	14.5

Total	$1,209.9	$1,200.0

Rate Type
Fixed	$4,223.0	$4,213.1	4.4 years	4.98%
Variable	986.1	986.1	4.2 years	1.32%

	$5,209.1	$5,199.2	4.4 years	4.29%

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Portfolio	$78.8	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR, S = SIFMA.

(3)	Does not include discounts or premiums.

(4)	The Company commenced an offer to purchase the convertible notes for cash of $350.0 million on November 15, 2015. Additionally, the Company called for redemption all of the outstanding convertible notes to occur on November 20, 2015. This redemption triggered a right of conversion of cash and any premium, which DDR elected to settle in common shares, to the extent that the applicable conversion value exceeds the principal amount of the notes being converted. At September 30, 2015, the conversion rate was 69.2170 common shares per $1,000 principal amount of the convertible notes. No dilution assumed for purposes of calculating FFO or Operating FFO as of September 30, 2015, since the market trigger had not been achieved and the notes were not convertible.

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.8	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.6	1.0	05/19	4.85%
November 2019 Loan Pool (32 assets)	636.4	31.8	11/19	L + 185
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,073.0	$53.6
DDR Domestic Retail Fund I
Village Center, WI	$10.7	$2.1	02/17	L + 140
West Falls Plaza, NJ	9.9	2.0	02/17	L + 140
52 Additional Assets	883.5	176.7	07/17	5.60%
Heather Island, FL	4.5	0.9	02/18	3.56%
Hilliard Rome, OH	11.7	2.3	02/18	3.56%

	$920.3	$184.0
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Pool 5 (11 assets) (3)	217.0	32.6	07/20	L + 150
Pool 3 (6 assets) (3)	165.3	24.8	07/20	L + 175
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$815.0	$122.3
DDR-SAU Retail Fund
DDR-SAU Retail Fund (14 assets)	$82.6	$16.5	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	69.9	14.0	04/18	4.65%

	$152.5	$30.5
Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	19.2	4.9	10/20	5.25%
Sun Center Limited, OH	22.0	17.5	05/21	5.99%
RVIP IIIB, Deer Park, IL	70.3	18.1	09/21	4.84%

	$138.5	$54.0

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Subtotal	$3,099.3	$444.4
FMV Adjustment - Assumed Debt	17.3	0.8

Total	$3,116.6	$445.2

Rate Type
Fixed	$2,059.9	$351.1	2.7 years	5.34%
Variable	1,039.4	93.3	4.4 years	1.91%

	$3,099.3	$444.4	3.1 years	4.62%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Loan	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 229-7181
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981
Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212) 538-6889
	George Auerbach	george.auerbach@credit-suisse.com	(212) 538-8082
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799
DISCERN	Dave Wigginton	dwigginton@discern.com	(646) 863-4177
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street Advisors	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839
Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286
Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212) 761-0071
	Catherine Klinchuch	catherine.klinchuch@morganstanley.com	(212) 296-8581
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, major redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

ddr listed NYSE®

Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | **P.** 216.755.5500 | **F.** 216.755.1500 | www.ddr.com